EXHIBIT 3.2

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                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                   Depositor,


                             WELLS FARGO BANK, N.A.

                            Securities Administrator,


                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                 Grantor Trustee





                             GRANTOR TRUST AGREEMENT

                             Dated February 28, 2005



                      Bear Stearns ARM Grantor Trust 2005-2



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                                TABLE OF CONTENTS
                                                                            Page


                                    ARTICLE I
                                   DEFINITIONS

Section 1.01   Definitions.....................................................2
Section 1.02   Other Definitional Provisions...................................2


                                   ARTICLE II
               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
                           GRANTOR TRUST CERTIFICATE

Section 2.01   Conveyance of Mortgage Loans....................................3
Section 2.02   Acceptance of the Mortgage Loans by the Grantor Trustee.........6
Section 2.03   Assignment of Interest in the Mortgage Loan Purchase
               Agreement.......................................................8
Section 2.04   Substitution of Mortgage Loans..................................9
Section 2.05   Representations and Warranties Concerning the Depositor........10
Section 2.06   Representations and Warranties of the Seller...................12
Section 2.07   Issuance of Grantor Trust Certificate..........................12
Section 2.08   Grantor Trust..................................................12
Section 2.09   Master Servicer as Agent and Bailee of the Grantor
               Trust Certificateholder........................................12


                                ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.............................14


                                ARTICLE IV
               PAYMENTS TO GRANTOR TRUST CERTIFICATEHOLDERS

Section 4.01   Distributions..................................................15


                                 ARTICLE V
                      THE GRANTOR TRUST CERTIFICATES

Section 5.01   The Grantor Trust Certificates.................................16
Section 5.02   Registration of Transfer and Exchange of Grantor
               Trust Certificates.............................................17
Section 5.03   Mutilated, Destroyed, Lost or Stolen Grantor Trust
               Certificate....................................................19
Section 5.04   Persons Deemed Owners..........................................19


                                   ARTICLE VI
                         CONCERNING THE GRANTOR TRUSTEE

Section 6.01   Duties of Grantor Trustee......................................20



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Section 6.02   Certain Matters Affecting the Grantor Trustee..................22
Section 6.03   Grantor Trustee Not Liable for Grantor Trust Certificate
               or Mortgage Loans..............................................23
Section 6.04   Grantor Trustee May Own a Grantor Trust Certificate............24
Section 6.05   Eligibility Requirements for Grantor Trustee...................24
Section 6.06   Resignation and Removal of the Grantor Trustee.................24
Section 6.07   Successor Grantor Trustee......................................25
Section 6.08   Merger or Consolidation of Grantor Trustee.....................26
Section 6.09   Appointment of Co-Grantor Trustee or Separate Grantor
               Trustee........................................................26
Section 6.10   Appointment of Custodians......................................27
Section 6.11   Appointment of Office or Agency................................27
Section 6.12   Compliance with Withholding Requirements.......................28
Section 6.13   Grantor Trust Reporting........................................28
Section 6.14   Representations and Warranties.................................28
Section 6.15   Compensation and Indemnity.....................................29


                                   ARTICLE VII
                                   TERMINATION

Section 7.01   Termination Upon Purchase by the Majority Certificateholder
               or Liquidation of all Mortgage Loans...........................30
Section 7.02   Termination by Grantor Trust Certificateholder.................30


                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

Section 8.01   Amendment......................................................32
Section 8.02   Recordation of Agreement; Counterparts.........................33
Section 8.03   Limitation on Rights of Grantor Trust Certificateholder........33
Section 8.04   Governing Law..................................................34
Section 8.05   Notices........................................................34
Section 8.06   Severability of Provisions.....................................35


EXHIBITS

Exhibit A        Form of Grantor Trust Certificate
Exhibit B        Mortgage Loan Schedule
Exhibit C        Assignment, Assumption and Recognition Agreement
Exhibit D        Form of Mortgage Loan Purchase Agreement




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                  This Grantor Trust Agreement, dated February 28, 2005 (as
amended from time to time, this "Agreement"), among STRUCTURED ASSET INVESTMENTS II INC., a Delaware corporation, as depositor (the "Depositor"), WELLS FARGO BANK, N.A., as securities administrator (the "Securities Administrator") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Grantor Trustee"),

                          W I T N E S S E T H   T H A T:
                          -----------------------------


                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, EMC Mortgage Corporation (in its capacity as Seller) will sell to the Depositor the Mortgage Loans together with the Related Documents on the Closing Date;

                  WHEREAS, pursuant to this Agreement, the Depositor will transfer the Mortgage Loans and all of its rights and remedies under the Mortgage Loan Purchase Agreement to the Grantor Trustee, together with the Related Documents on the Closing Date, in exchange for the Grantor Trust Certificates;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificate;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes;

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will master service the Mortgage Loans; and

                  WHEREAS, the Mortgage Loans have an aggregate Cut-off Date Loan Balance equal to $2,633,284,752.83years.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



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                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01 DEFINITIONS.

                  For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated February 28, 2005 (the "Indenture"), among Bear Stearns ARM Trust 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02 OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.




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                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF GRANTOR TRUST CERTIFICATE

                  Section 2.01 CONVEYANCE OF MORTGAGE LOANS.

                  (a) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Grantor Trustee without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Payment Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Servicer in the Protected Account and the Securities Administrator in the Payment Account, (iv) any REO Property, (v) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a), (vii) the rights with respect to the Servicing Agreement and the Wells Fargo Servicing Agreement, (viii) the proceeds of any Pledged Assets received by the Servicer and (ix) any proceeds of the foregoing. Although it is the intent of the Depositor and the Grantor Trustee that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Grantor Trustee pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Grantor Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements (which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Depositor or the filing of any additional UCC-1 financing statements, as are necessary to perfect and protect the Grantor Trustee's interests in each Mortgage Loan and the proceeds thereof.

                  (b) In connection with the above transfer and assignment, the Depositor hereby delivers to the Custodian, on behalf of the Grantor Trustee, with respect to each Mortgage Loan:

                           (i) the original Mortgage Note, endorsed without recourse in blank or to the order of the Grantor Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it in blank or to the Grantor Trustee, or lost note affidavit together with a copy of the related Mortgage Note;



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                           (ii) the original Mortgage and, if the related
         Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form);

                           (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to "U.S. Bank National Association, as Grantor Trustee, on behalf of the Grantor Trust Certificateholders", with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if clause (w) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

                           (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon;

                           (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                           (vi) the original or a copy of the policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                           (vii) originals of all modification agreements, if applicable and available;

                  (c) PROVIDED, HOWEVER, that in lieu of the foregoing, the Depositor may deliver to the Custodian, the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Grantor Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignment in blank or to the Grantor Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor's agent, escrow agent or closing attorney; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans, the Depositor may deliver lost note affidavits from the Seller; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Seller and the Depositor and between



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the Depositor and the Grantor Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Grantor Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Payment Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian, promptly after they are received. The Depositor shall cause the Seller, at its expense, to cause each assignment of the Security Instrument to the Grantor Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies as evidenced in writing or an Opinion of Counsel addressed to the Grantor Trustee has been provided to the Grantor Trustee and the Issuer which states that recordation of such Security Instrument is not required to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successor and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Issuer or the Grantor Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 2.02 of the Servicing Agreement. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Securities Administrator from funds in the Payment Account in accordance with
Section 3.25 of the Indenture.

                  (d) The Depositor hereby assigns to the Grantor Trustee its security interest in and to any Pledged Assets, its right to receive amounts due or to become due in respect of any Pledged Assets pursuant to the Wells Fargo Servicing Agreement. With respect to any Pledged Asset Loan, the Depositor shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Grantor Trust and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

                  The Depositor agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting over, transfer and conveyance to the Grantor Trustee, without recourse (but subject to the Depositor's covenants, representations and warranties specifically provided herein), of all of the Depositor's obligations and all of the Depositor's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Depositor as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make



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any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Depositor as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Master Servicer Collection Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Grantor Trustee, of any obligation of the Depositor, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

                  (e) The trust created hereunder shall be referred to as the "Bear Stearns ARM Grantor Trust 2005-2".

                  Section 2.02 ACCEPTANCE OF THE MORTGAGE LOANS BY THE GRANTOR
                               TRUSTEE.

                  (a) The Grantor Trustee acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the Custodian, on its behalf, and the exceptions which may be noted by the Custodian, on its behalf, pursuant to the procedures described below, and the Grantor Trustee will cause the Custodian to hold, the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, and the rights of the Depositor with respect to any Pledged Assets, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, in accordance with the Custodial Agreement, the Custodian shall acknowledge with respect to each Mortgage Loan by delivery to the Depositor, the Seller, the Grantor Trustee and the Issuer of an Initial Certification, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Custodian thereof), the Custodian, in accordance with the Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Depositor, the Seller, the Grantor Trustee and the Issuer an Interim Certification. In conducting such review, the Custodian will ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported



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genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or does not conform on its face to the review criteria specified in this Section (a "Material Defect"), the Custodian shall note such Material Defect on the schedule of exceptions attached to the Interim Certification. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within ninety (90) days from the date of receipt of the Interim Certification from the Custodian and if the Seller fails to correct or cure the Material Defect within such period, the Grantor Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Grantor Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such Material Defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by the Seller within thirty days of its receipt of the original recorded document.

                  (b) No later than 180 days after the Closing Date, the Custodian, in accordance with the Custodial Agreement, will review, for the benefit of the Grantor Trust Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Seller, the Grantor Trustee and the Issuer a Final Certification. In conducting such review, the Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds a Material Defect, the Custodian shall note such Material Defect on the schedule of exceptions attached to the Final Certification (provided, however, that with respect to those documents described in subsections (b)(iv), (v) and (vii) of Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered to the Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within 90 days from the date of receipt of the Final Certification from the Custodian and if the Seller is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Grantor Trust Certificateholders in the related Mortgage Loan, the Grantor Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Custodian's or Grantor Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified




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copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Grantor Trustee or the Custodian shall be effected by the Seller within thirty days of its receipt of the original recorded document.

                  (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with Subsections 2.02(a) or (b) above, the Seller shall remit to Securities Administrator the Repurchase Price for deposit in the Payment Account and the Seller shall provide to the Securities Administrator and the Grantor Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Payment Account, the Seller shall notify the Grantor Trustee and the Custodian and, the Grantor Trustee (upon receipt of a Request for Release in the form of Exhibit Four attached to the Custodial Agreement with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Payment Account), shall cause the Custodian to release to the Seller the related Mortgage File and the Grantor Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Payment Account. Pursuant to the Servicing Agreement, at the direction of the Grantor Trustee the Master Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor, the Grantor Trustee and the Custodian, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Custodian and the Grantor Trustee a copy of such amendment. The obligation of the Seller to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuer, the Grantor Trust Certificateholders or to the Grantor Trustee on their behalf.

                  Section 2.03 ASSIGNMENT OF INTEREST IN THE MORTGAGE LOAN
                               PURCHASE AGREEMENT.

                  (a) Depositor hereby assigns to the Grantor Trustee, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to the Servicing Agreement. The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Issuer's, the Grantor Trustee's and the Grantor Trust Certificateholders' sole remedy for any breach thereof. At the request of the Issuer or the Grantor Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuer, the Grantor Trustee and the Grantor Trust Certificateholders and shall execute such further documents as the Issuer or the Grantor Trustee may reasonably require in order to enable the Grantor Trustee to carry out such enforcement.




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                  (b) If the Depositor, the Securities Administrator, the Issuer
or the Grantor Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of the Issuer, the Grantor Trust Certificateholders or the Grantor Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement and Section 2.04 of this Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuer; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower. Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Securities Administrator for deposit in the Payment Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Grantor Trustee and the Custodian a Request for Release, and the Grantor Trustee shall cause the Custodian to release, upon receipt of certification from the Securities Administrator that the Repurchase Price has been deposited in the Payment Account, to the Seller the related Mortgage File and the Grantor Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, representation or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Payment Account. Pursuant to the Servicing Agreement, at the direction of the Grantor Trustee the Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuer, Grantor Trustee, the Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer, the Grantor Trust Certificateholders or the Grantor Trustee on their behalf.

                  Section 2.04 SUBSTITUTION OF MORTGAGE LOANS.

                  Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Grantor Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan". The Grantor Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and the Grantor Trustee shall cause the Custodian to notify the Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of Section 2.02. Within two Business Days after such notification, the Seller shall provide to the Securities Administrator for deposit in the Payment Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of certification from the Securities Administrator that such excess has been deposited in the Payment Account, the Grantor Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Grantor Trustee and the Custodian of a Request for Release for such Mortgage Loan), the Grantor Trustee shall cause the Custodian to release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Seller shall deliver to the Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Grantor Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuer, the Grantor Trustee, the Custodian and the Rating Agencies.

                  Section 2.05 REPRESENTATIONS AND WARRANTIES CONCERNING THE
                               DEPOSITOR.

                  The Depositor hereby represents and warrants to the Issuer, the Grantor Trustee and the Securities Administrator as follows:

                           (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                           (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                           (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                           (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                           (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                           (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or

                           (vii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                           (viii) immediately prior to the transfer and assignment to the Issuer, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuer free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                  Section 2.06 REPRESENTATIONS AND WARRANTIES OF THE SELLER.

                  It is understood and agreed that the Seller has made certain representations and warranties regarding the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, and that, pursuant to Section 2.01(a) hereof, such representations and warranties and the related remedy provisions, together with all other rights and remedies of the Depositor under the Mortgage Loan Purchase Agreement, have been assigned hereunder to, and are enforceable by, the Grantor Trustee on behalf of the Grantor Trust Certificateholder against the Seller.

                  Section 2.07 ISSUANCE OF GRANTOR TRUST CERTIFICATE.

                  The Grantor Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Grantor Trust, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Grantor Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Grantor Trust Certificates.

                  Section 2.08 GRANTOR TRUST.

                  The Grantor Trust is intended by the Depositor to qualify as an "investment trust" within the meaning of Treasury Regulation ss.301.7701-4(c), and it is neither the purpose nor the intent of the Depositor to create a partnership, joint venture, or association taxable as a corporation between or among the Grantor Trust Certificateholders, the Grantor Trustee or the Depositor. In furtherance of the foregoing, the purpose of the Grantor Trust shall be to protect and conserve the assets of the Grantor Trust, and the Grantor Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity. In no event shall the Grantor Trustee or any other person have any power to vary the investment of the Grantor Trust Certificateholder in the Class A Grantor Trust Certificate or to substitute new investments or reinvest so as to enable the Grantor Trust to take advantage of variations in the market to improve the investment of the Grantor Trust Certificateholder in the Class A Grantor Trust Certificate.

                  Section 2.09 MASTER SERVICER AS AGENT AND BAILEE OF THE
                               GRANTOR TRUST CERTIFICATEHOLDER.

                  Solely for purposes of perfection by possession under the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Grantor Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Grantor Trust Certificateholders in holding amounts on deposit in the Master Servicer Collection Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Grantor Trust Certificates, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to Section 2.07 of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's execution and delivery of the Servicing Agreement, the Grantor Trustee will be deemed to have possession of such Related Documents, such monies and such other items for purposes of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                  Section 3.01 MASTER SERVICER TO ACT AS SERVICER.

                  It is understood and agreed that the Master Servicer shall master service and administer the Mortgage Loans in accordance with the terms of the Servicing Agreement and the Servicer shall service and administer the Mortgage Loans in accordance with the terms of the Wells Fargo Servicing Agreement and the respective Mortgage Loans, on behalf of, and subject to the exclusive control and direction of, the Grantor Trustee for the benefit of the Grantor Trust Certificateholders. The Class B Grantor Trust Certificateholder hereby acknowledges and agrees that the Class A Grantor Trust Certificateholder shall have exclusive control to direct the Grantor Trustee to perform its obligations under this Agreement.

                                   ARTICLE IV

                  PAYMENTS TO GRANTOR TRUST CERTIFICATEHOLDERS

                  Section 4.01 DISTRIBUTIONS.

                  (a) On each Payment Date, the Securities Administrator shall, to the extent such amounts are remitted by the Master Servicer in accordance with the Servicing Agreement, distribute to each Grantor Trust Certificateholder of record on the related Record Date (other than as provided in Section 7.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Grantor Trust Certificateholder at a bank or other entity having appropriate facilities therefor, if such Grantor Trust Certificateholder have so notified the Grantor Trustee or the Securities Administrator, as the case may be, or, if such Grantor Trust Certificateholder have not so notified the Grantor Trustee or the Securities Administrator by the related Record Date, by check mailed to such Grantor Trust Certificateholder at the address of such Holder appearing in the Grantor Trust Certificate Register, (i) in the case of the Class A Grantor Trust Certificateholders, an amount equal to the sum of the Interest Funds and the Principal Funds for such Payment Date and (ii) in the case of the Class B Grantor Trust Certificateholders, an amount equal to the Class B Grantor Trust Certificate Payment Amount for such Payment Date. For purposes of this Agreement, all payments made to the Noteholders in accordance with the terms set forth in the Indenture shall be deemed to have been made first to the Holder of the Class A Grantor Trust Certificates and then to the Noteholders.

                  (b) If the Master Servicer anticipates that a final distribution with respect to the Class A Grantor Trust Certificates will be made on the next Payment Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Grantor Trustee and the Securities Administrator pursuant to the Servicing Agreement.

                                   ARTICLE V

                         THE GRANTOR TRUST CERTIFICATES

                  Section 5.01 THE GRANTOR TRUST CERTIFICATES.

                  Each class of Grantor Trust Certificates shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Grantor Trustee to the Grantor Trust Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Grantor Trustee or one or more Custodians of the documents specified in Section 2.01. Each class of Grantor Trust Certificates shall be issued in a single certificate, in fully registered, definitive form, representing not less than 100% percentage interest in such class of Grantor Trust Certificates.

                  The Class A Grantor Trust Certificate evidences the entire beneficial ownership of the Mortgage Loans and the proceeds thereof, other than amounts that are payable in respect of the Class B Grantor Trust Certificates. The rights of the Grantor Trust Certificateholders to receive distributions from the proceeds of the Grantor Trust, and all ownership interests of the Grantor Trust Certificateholder in such distributions, shall be as set forth in this Agreement.

                  The Class B Grantor Trust Certificate evidences the right to receive any and all income and gain realized from any investment of funds in the Master Servicer Collection Account in excess of the two Business Days of investment income payable to the Master Servicer pursuant to Section 2.13 of the Servicing Agreement (the sum of such amounts, the "Class B Grantor Trust Certificate Payment Amount"). The risk of loss of moneys required to be distributed to the Grantor Trust Certificateholders resulting from such investments shall be borne by and be the risk of the Class B Grantor Trust Certificateholder. The Class B Grantor Trust Certificateholder shall remit the related Loss Allocation Amount to the Securities Administrator for deposit into the Payment Account not later than 3:00 p.m. New York time on the Business Day prior to the related Payment Account Deposit Date, and any loss of investment of funds in the Payment Account no later than 10:00 a.m. New York time on the related Payment Date.

                  The Grantor Trust Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Grantor Trustee. The Grantor Trust Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Grantor Trustee shall bind the Grantor Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Grantor Trust Certificates or did not hold such offices at the date of such Grantor Trust Certificates. No Grantor Trust Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Grantor Trust Certificate a Certificate of Authentication substantially in the form provided for herein executed by the Grantor Trust Certificate Registrar by manual signature, and such Certificate of Authentication upon any Grantor Trust Certificate shall be conclusive evidence, and the only evidence, that such Grantor

Trust Certificate has been duly authenticated and delivered hereunder. The Grantor Trust Certificate shall be dated the date of its authentication.

                  Section 5.02 REGISTRATION OF TRANSFER AND EXCHANGE OF GRANTOR
                               TRUST CERTIFICATES.

                  (a) The Grantor Trustee shall cause to be kept at the Corporate Trust Office of the Grantor Trust Certificate Registrar a Grantor Trust Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trust Certificate Registrar shall provide for the registration of the Grantor Trust Certificates and of transfers and exchanges of the Grantor Trust Certificates as herein provided. The Securities Administrator is initially appointed Grantor Trust Certificate Registrar for the purpose of registering the Grantor Trust Certificates and transfers and exchanges of the Grantor Trust Certificates as herein provided.

                  (b) Upon surrender for registration of transfer of a Grantor Trust Certificate at any office or agency of the Grantor Trust Certificate Registrar maintained for such purpose pursuant to Section 6.11 and upon satisfaction of the conditions set forth below, the Grantor Trustee shall execute and the Grantor Trust Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, a new Grantor Trust Certificate representing a 100% Certificate Percentage Interest.

                  (c) Notwithstanding any other provision hereof, unless an Event of Default has occurred and is continuing under the Indenture or the Indenture is otherwise terminated, no transfer of the Grantor Trust Certificates shall be made. The foregoing provision shall not apply to or in any way limit:
(i) the transfer of the Class A Grantor Trust Certificates to the Issuer pursuant to the Trust Agreement, (ii) the pledge of the Class A Grantor Trust Certificates to the Indenture Trustee pursuant to the Indenture, (iii) the transferability of the Notes, the Owner Trust Certificate or any other securities secured thereby or representing interests therein, or (iv) the rights of the Holders of the Grantor Trust Certificates to terminate the Grantor Trust and take delivery of the Mortgage Loans in accordance with Section 7.02, or any actions that may be taken thereafter with respect to the Mortgage Loans.

                  (d) No transfer, sale, pledge or other disposition of a Grantor Trust Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. Except as otherwise provided in this Section 5.02, in the event that a transfer of the Grantor Trust Certificates is to be made without registration under the 1933 Act either (i)(A) the Grantor Trustee and the Grantor Trust Certificate Registrar shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee, the Grantor Trust Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar; provided that such Opinion of Counsel will not be required in connection with the initial transfers of the Grantor Trust Certificates by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer and (B) the Grantor Trustee and Grantor Trust Certificate Registrar shall require the transferee to execute a representation letter, and the Grantor Trustee and Grantor Trust Certificate Registrar shall require the transferor to execute a representation letter, each acceptable to and in form and substance satisfactory to the Depositor and the Grantor Trustee certifying to the Depositor, the Grantor Trustee and the Grantor Trust Certificate Registrar the facts surrounding such transfer, which representation letters shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar; provided, however, that such representation letters will not be required in connection with initial transfers of any such Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or to the Indenture Trustee as pledgee of the Issuer, and the Grantor Trustee and Grantor Trust Certificate Registrar shall be entitled to conclusively rely upon a written representation from the Depositor of the status of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of such a Grantor Trust Certificate shall be required to provide the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar with an investment letter in form and substance satisfactory to the Depositor, the Grantor Trustee and the Grantor Trust Certificate Registrar, which investment letter shall not be an expense of the Grantor Trustee, the Depositor, or the Grantor Trust Certificate Registrar, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of the Grantor Trust Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

                  (e) In addition to the foregoing, in the case of any Grantor Trust Certificate presented for registration in the name of any Person, either
(i) the Grantor Trust Certificate Registrar shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar to the effect that the purchase or holding of such Grantor Trust Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar or (ii) the prospective transferee shall be required to provide the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar with a certification, which the Grantor Trustee and Grantor Trust Certificate Registrar may rely upon without further inquiry or investigation, or such other certifications as the Grantor Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; PROVIDED, HOWEVER, that such Opinion of Counsel or certification will not be required in connection with the initial transfers of the Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or to the Indenture Trustee as pledgee of the Issuer and the Grantor Trustee (in which case, such transferee shall have deemed to have represented that such transferee is not a Plan or a Person investing "plan assets" of any Plan) and, in the case of a transfer to an Affiliate of the Depositor, the Grantor Trust Certificate Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Grantor Trustee or the Grantor Trust Certificate Registrar, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

                  (f) No service charge shall be made for any transfer or exchange of the Grantor Trust Certificate, but the Grantor Trustee or the Grantor Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Grantor Trust Certificate.

                  (g) The Grantor Trust Certificate surrendered for transfer and exchange shall be destroyed by the Grantor Trust Certificate Registrar.

                  Section 5.03 MUTILATED, DESTROYED, LOST OR STOLEN GRANTOR
                               TRUST CERTIFICATE.

                  If (i) any mutilated Grantor Trust Certificate is surrendered to the Grantor Trust Certificate Registrar, or the Grantor Trustee and the Grantor Trust Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of the Grantor Trust Certificate, and (ii) there is delivered to the Grantor Trustee and the Grantor Trust Certificate Registrar such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Grantor Trustee or the Grantor Trust Certificate Registrar that the Grantor Trust Certificate has been acquired by a bona fide purchaser, the Grantor Trustee shall execute and the Grantor Trust Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Grantor Trust Certificate, a new Grantor Trust Certificate of like tenor and Certificate Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Grantor Trust Certificate under this Section, the Grantor Trust Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee and the Grantor Trust Certificate Registrar) connected therewith. Any duplicate Grantor Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership interest in the Grantor Trust, as if originally issued, whether or not the lost, stolen or destroyed Grantor Trust Certificate shall be found at any time.

                  Section 5.04 PERSONS DEEMED OWNERS.

                  Prior to due presentation of the Grantor Trust Certificate for registration of transfer, the Depositor, the Master Servicer, the Grantor Trustee, the Grantor Trust Certificate Registrar and any agent of the Depositor, the Master Servicer, the Grantor Trustee or the Grantor Trust Certificate Registrar may treat the Person in whose name the Grantor Trust Certificate is registered as the owner of the Grantor Trust Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Grantor Trustee, the Grantor Trust Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Grantor Trustee or the Grantor Trust Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VI

                         CONCERNING THE GRANTOR TRUSTEE

                  Section 6.01 DUTIES OF GRANTOR TRUSTEE.

                  (a) The Grantor Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Event of Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Master Servicer Event of Default has occurred (which has not been cured or waived), the Grantor Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

                  (b) The Grantor Trustee, upon receipt of all resolutions, the Grantor Trust Certificate, statements, opinions, reports, documents, orders or other instruments furnished to the Grantor Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Grantor Trustee shall notify the Grantor Trust Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Grantor Trustee, after so requesting, does not receive satisfactorily corrected documents.

                  The Grantor Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in the Servicing Agreement. The Grantor Trustee shall furnish promptly to the Indenture Trustee and the Owner Trustee all reports received from the Master Servicer. The Grantor Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Grantor Trust as a grantor trust under U.S. federal income tax law and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Grantor Trust to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Grantor Trustee and are reasonably within the scope of its duties under this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

                           (i) Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Event of Defaults which may have occurred, the duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any Grantor Trust Certificate or opinions furnished to the Grantor Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                           (ii) The Grantor Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

                           (iii) The Grantor Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Grantor Trust Certificateholder as to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, or exercising any trust or power conferred upon the Grantor Trustee, under this Agreement;

                           (iv) The Grantor Trustee shall not be charged with knowledge of any failure or event that may give rise to any Master Servicer Event of Default (other than a default in payment to the Grantor Trustee) unless a responsible officer of the Grantor Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Grantor Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Grantor Trust Certificateholder which notice shall make specific reference to this transaction; and

                           (v) Except to the extent provided in Sections 6.06 and 6.07, no provision of this Agreement shall require the Grantor Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Grantor Trustee hereunder, or in the exercise of any of its rights or powers, if the Grantor Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) As used in this Article, references to the rights, powers, duties and obligations of the Grantor Trustee under this Agreement include the rights, powers, duties and obligations of the Grantor Trustee under the Servicing Agreement.

                  (e) The Grantor Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any U.S. federal, state or local income or other tax on the Grantor Trust.

                  (f) The Grantor Trustee shall not be deemed to have notice or knowledge of any Master Servicer Event of Default or an Event of Servicer Termination unless a Responsible

Officer of the Grantor Trustee has actual knowledge thereof or unless written notice of any such event that is in fact a Master Servicer Event of Default or Event of Servicer Termination is received by the Grantor Trustee at its Corporate Trust Office and such notice references the Notes or Trust Certificates generally, the Issuer, the Trust Estate or this Grantor Trust Agreement.

                  Section 6.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE.

                  Except as otherwise provided in Section 6.01:

                           (i) The Grantor Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The Grantor Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                           (iii) The Grantor Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Grantor Trust Certificateholder pursuant to the provisions of this Agreement, unless the Grantor Trust Certificateholder shall have offered to the Grantor Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby has given its consent; nothing contained herein shall, however, relieve the Grantor Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                           (iv) The Grantor Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing of any Master Servicer Event of Default which may have occurred, the Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Grantor Trust Certificateholder; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, not reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement, the Grantor Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if a Master Servicer Event of Default shall have occurred and is continuing, and otherwise by the Grantor Trust Certificateholder requesting the investigation;

                           (vi) The Grantor Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Grantor Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

                           (vii) The right of the Grantor Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act; and

                           (viii) The Grantor Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

                  Section 6.03 GRANTOR TRUSTEE NOT LIABLE FOR GRANTOR TRUST
                               CERTIFICATE OR MORTGAGE LOANS.

                  The recitals contained herein and in the Grantor Trust Certificate (other than the execution and authentication of the Grantor Trust Certificate and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor, and the Grantor Trustee assumes no responsibility for their correctness. The Grantor Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Grantor Trust Certificate (except that the Grantor Trust Certificate shall be duly and validly executed by it and authenticated by it as Grantor Trust Certificate Registrar) or of any Mortgage Loan or related document. The Grantor Trustee shall not be accountable for the use or application by the Depositor of the Grantor Trust Certificate or of the proceeds of the Grantor Trust Certificate, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Payment Account. The Grantor Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Grantor Trust Certificates issued hereunder or intended to be issued hereunder. The Grantor Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to the Grantor Trust Certificateholders, under this Agreement. The Grantor Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

                  Section 6.04 GRANTOR TRUSTEE MAY OWN A GRANTOR TRUST
                               CERTIFICATE.

                  The Grantor Trustee in its individual or any other capacity may become the owner or pledgee of a Grantor Trust Certificate with the same rights it would have if it were not Grantor Trustee.

                  Section 6.05 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE.

                  The Grantor Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section, the Grantor Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

                  Section 6.06 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

                  (a) The Grantor Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Grantor Trustee and one copy to the successor Grantor Trustee. If no successor Grantor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee.

                  (b) If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed and one copy to the successor Grantor Trustee. In addition, in the event that the Depositor determines that the Grantor Trustee has failed (i) to distribute or cause to be distributed to the Grantor Trust Certificateholder any amount required to be distributed hereunder, if such amount is held by the Grantor Trustee or the Securities Administrator for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of

5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Grantor Trustee by the Depositor, then the Depositor may remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument delivered as provided in Section 6.06.

                  (c) The Holder of the Grantor Trust Certificate may at any time remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument or instruments, in triplicate, signed by such Holder or its attorney-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Grantor Trustee so removed and one complete set to the successor so appointed.

                  (d) Any resignation or removal of the Grantor Trustee and appointment of a successor Grantor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Grantor Trustee as provided in Section 6.07. In connection with the appointment of a successor Grantor Trustee pursuant to the preceding sentence, the Depositor shall provide notice of the successor Grantor Trustee to the Securities Administrator, and, on or before the date on which any such appointment becomes effective, the Depositor shall obtain from each Rating Agency written confirmation that the appointment of any such successor Grantor Trustee will not result in the reduction of the ratings on any class of the Securities below the lesser of the then current or original ratings on such Securities.

                  Section 6.07 SUCCESSOR GRANTOR TRUSTEE.

                  (a) Any successor Grantor Trustee appointed as provided in
Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Grantor Trustee shall become effective and such successor Grantor Trustee shall become effective and such successor Grantor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Grantor Trustee herein. The predecessor Grantor Trustee shall deliver to the successor Grantor Trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor Grantor Trustee hereunder), and the Depositor, the Securities Administrator and the predecessor Grantor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations. (b) No successor Grantor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Grantor Trustee shall be eligible under the provisions of Section 6.05.

                  (c) Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section, the Depositor shall mail notice of the succession of such Grantor Trustee hereunder to the Holder of the Grantor Trust Certificate at its address as shown in the

Grantor Trust Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Grantor Trustee, the successor Grantor Trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 6.08 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE.

                  Any corporation or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any corporation or national banking association acquiring all or substantially all of the business of the Grantor Trustee or succeeding to the business of the Grantor Trustee, shall be the successor of the Grantor Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 6.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Grantor Trustee shall cause notice of any such merger or consolidation to be provided to the Grantor Trust Certificateholder at its address as shown in the Grantor Trust Certificate Register.

                  Section 6.09 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE
                               GRANTOR TRUSTEE.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Grantor Trust or property securing the same may at the time be located, the Securities Administrator and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee to act as co-Grantor Trustee or co-Grantor Trustees, jointly with the Grantor Trustee, or separate Grantor Trustee or separate Grantor Trustees, of all or any part of the Grantor Trust, and to vest in such Person or Persons, in such capacity, such title to the Grantor Trust, or any part thereof, and, subject to the other provisions of this
Section 6.09, such powers, duties, obligations, rights and trusts as the Securities Administrator and the Grantor Trustee may consider necessary or desirable. If the Securities Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Grantor Trustee alone shall have the power to make such appointment. No co-Grantor Trustee or separate Grantor Trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 6.05 hereunder and no notice to the Holder of the Grantor Trust Certificate of the appointment of co-Grantor Trustee(s) or separate Grantor Trustee(s) shall be required under
Section 6.07 hereof.

                  (b) In the case of any appointment of a co-Grantor Trustee or separate Grantor Trustee pursuant to this Section 6.09 all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee, and such separate Grantor Trustee or co-Grantor Trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Grantor Trustee hereunder or as successor to the Securities Administrator hereunder), the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Grantor Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate Grantor Trustee or co-Grantor Trustee at the direction of the Grantor Trustee.

                  (c) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate Grantor Trustees and co-Grantor Trustees, as effectively as if given to each of them. Every instrument appointing any separate Grantor Trustee or co-Grantor Trustee shall refer to this Agreement and the conditions of this Article VI. Each separate Grantor Trustee and co-Grantor Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

                  (d) Any separate Grantor Trustee or co-Grantor Trustee may, at any time, constitute the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Grantor Trustee or co-Grantor Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

                  Section 6.10 APPOINTMENT OF CUSTODIANS.

                  The Grantor Trustee has appointed the Custodian to hold all or a portion of the Mortgage Files as agent for the Grantor Trustee, by entering into a Custodial Agreement. Subject to Article VII, the Grantor Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Grantor Trust Certificateholders; provided, however, the Grantor Trustee shall be under no obligation to supervise the Custodian. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Loan. Each Custodial Agreement may be amended only as provided in Section 8.01. The Grantor Trustee shall notify the Grantor Trust Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 6.10.

                  Section 6.11 APPOINTMENT OF OFFICE OR AGENCY.

                  The Grantor Trustee will maintain an office or agency where the Grantor Trust Certificates may be surrendered for registration of transfer or exchange, which initially shall be the Corporate Trust Office of the Securities Administrator. The Grantor Trustee will maintain an office at the address stated in Section 8.05 hereof where notices and demands to or upon the Grantor Trustee in respect of this Agreement may be served.

                  Section 6.12 COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

                  Notwithstanding any other provisions of this Agreement, the Securities Administrator shall comply with all U.S. federal withholding requirements with respect to distributions to the Grantor Trust Certificateholders. The consent of the Grantor Trust Certificateholder shall not be required for any such withholding; except that no withholding shall be made to the extent that the Grantor Trust Certificateholders present to the Grantor Trustee forms evidencing entitlement to elimination or reduction of such withholding. In the event the Grantor Trustee withholds any amount from the Grantor Trust Certificateholders pursuant to federal withholding requirements, the Grantor Trustee shall indicate to the Grantor Trust Certificateholders the amount so withheld.

                  Section 6.13 GRANTOR TRUST REPORTING.

                  The Securities Administrator shall prepare, or cause to be prepared, and submit to the Grantor Trustee for execution, and shall furnish or cause to be furnished to the Holder of the Grantor Trust Certificate and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Grantor Trust at the time or times and in the manner required by the Code, including such other customary factual information as is available to the Securities Administrator to enable the Grantor Trust Certificateholders to prepare tax returns, including information required with respect to computing the accrual of original issue and market discount.

                  The Securities Administrator shall have no duty or obligation to prepare or file any reports with the Commission with respect to the Grantor Trust.

                  Section 6.14 REPRESENTATIONS AND WARRANTIES.

                  The Grantor Trustee hereby represents that:

                           (i) The Grantor Trustee is duly organized, validly existing and in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                           (ii) The Grantor Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Grantor Trustee by all necessary corporate action.

                           (iii) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Grantor Trustee or any agreement or other instrument to which the Grantor Trustee is a party or by which it is bound.

                           (iv) To the Grantor Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantor Trustee or its properties: (A) asserting the invalidity of this Agreement (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Grantor Trustee of its obligations under, or the validity or enforceability of, this Agreement.

                           (v) The Grantor Trustee does not have notice of any adverse claim (as such terms are used in the applicable UCC) with respect to the Mortgage Loans.

                  Section 6.15 COMPENSATION AND INDEMNITY.

                  An annual fee shall be paid to the Grantor Trustee by the Master Servicer pursuant to a separate agreement between the Grantor Trustee and the Master Servicer.

                  The Grantor Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Depositor shall reimburse the Grantor Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Grantor Trustee's agents, counsel, accountants and experts. The Depositor shall indemnify the Grantor Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Grantor Trustee shall notify the Depositor promptly of any claim for which it may seek indemnity. Failure by the Grantor Trustee to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor shall defend any such claim, and the Grantor Trustee may have separate counsel and the Depositor shall pay the fees and expenses of such counsel. The Depositor is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Grantor Trustee through the Grantor Trustee's own willful misconduct, negligence or bad faith.

                  The Depositor's and the Master Servicer's respective indemnification and payment obligations to the Grantor Trustee pursuant to this
Section 6.15 shall survive the discharge of this Agreement.

                                  ARTICLE VII

                                   TERMINATION

                  Section 7.01 TERMINATION UPON PURCHASE BY THE MAJORITY
                               CERTIFICATEHOLDER OR LIQUIDATION OF ALL
                               MORTGAGE LOANS.

                  (a) Unless earlier terminated pursuant to Section 7.02, the respective obligations and responsibilities of the Depositor, the Securities Administrator and the Grantor Trustee created hereby in respect of the Grantor Trust Certificates (other than the obligation of the Securities Administrator to make certain payments after the Final Scheduled Payment Date to the Grantor Trust Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Grantor Trustee on the Final Scheduled Payment Date pursuant to this Article VII following the earlier of:

                           (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Grantor Trust, or

                           (ii) the purchase by the Majority Certificateholder of all Mortgage Loans pursuant to Section 8.06 of the Indenture;

PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                  (b) Notice of any termination shall be provided in accordance with Section 4.01. Upon presentation and surrender of the Grantor Trust Certificate by the Grantor Trust Certificateholders, (i) if not in connection with the Majority Certificateholder's election to purchase the Mortgage Loans pursuant to the Trust Agreement, the Securities Administrator shall distribute to the Grantor Trust Certificateholders the amounts otherwise distributable on such Payment Date, or (ii) if the Majority Certificateholder elected to so purchase the Mortgage Loans, the Securities Administrator shall distribute to the Noteholders and the Certificateholders the purchase price specified in the Indenture to the extent received by the Securities Administrator. For purposes of this agreement, all such distributions shall be deemed to have been made first to the Holders of the Class B Grantor Trust Certificates and then to the Noteholders and Certificateholders.

                  Section 7.02 TERMINATION BY GRANTOR TRUST CERTIFICATEHOLDER.

                  Upon the occurrence of an Event of Default under the Indenture and the Indenture is terminated, the Class A Grantor Trust Certificateholder shall have the right to terminate this Agreement at any time upon 30 days prior written notice to the Grantor Trustee, with copies to the Securities Administrator, the Custodian and the Depositor specifying the effective date of such termination. Upon presentation and surrender of the Class A Grantor Trust Certificate by the Holder thereof to the Grantor Trust Certificate Registrar on such effective date: (i) the

Mortgage Loans and all other property of the Grantor Trust shall be conveyed to such Holder; (ii) the Grantor Trustee shall execute and deliver to such Holder all instruments delivered to the Grantor Trustee and necessary to evidence such conveyance, and shall release all monies and other property of the Grantor Trust held by the Grantor Trustee to such Holder; (iii) the Custodian shall deliver all Mortgage Files to, or at the direction of, the Holder and the Custodial Agreement will terminate; (iv) the Servicer shall continue to service the Mortgage Loans pursuant to the Wells Fargo Servicing Agreement, solely for such Holder, and such Holder shall have all rights of the Grantor Trustee thereunder, until the Wells Fargo Servicing Agreement is terminated; and (v) such Holder will have full right and authority to sell, transfer and assign the Mortgage Loans, subject to any applicable provisions of the Indenture, Trust Agreement and this Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01 AMENDMENT.

                  (a) This Agreement, the Servicing Agreement or the Custodial Agreement may be amended from time to time by the Depositor, the Securities Administrator and the Grantor Trustee, without the consent of the Grantor Trust Certificateholder:

                           (i) to cure any ambiguity,

                           (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                           (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Grantor Trust as a grantor trust for U.S. federal income tax purposes at all times that any Grantor Trust Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Grantor Trust pursuant to the Code that would be a claim against the Grantor Trust, provided that the Grantor Trustee has received an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Grantor Trust Certificateholder, or

                           (iv) to make any other provisions with respect to matters or questions arising under this Agreement, Servicing Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel (at no expense to the Grantor Trustee), adversely affect in any material respect the interests of any Grantor Trust Certificateholder.

                  (b) This Agreement, the Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Securities Administrator and the Grantor Trustee with the consent of the Holder of the Grantor Trust Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Servicing Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holder of the Grantor Trust Certificate; PROVIDED, HOWEVER, that any amendment must be accompanied by a letter from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of the rating then assigned to the Securities.

                  (c) Notwithstanding any contrary provision of this Agreement, the Grantor Trustee shall not consent to any amendment to this Agreement, the Servicing Agreement or any Custodial Agreement unless it shall have first received an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that such amendment or the exercise of any power granted to the Securities Administrator, the Depositor or the Grantor Trustee in accordance with such amendment (i) is authorized or permitted by the Agreement and (ii) will not result in the imposition of a tax on the Grantor Trust or cause the Grantor Trust to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code. The Grantor Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

                  (d) Promptly after the execution of any such amendment the Grantor Trustee shall furnish written notification of the substance of such amendment to the Grantor Trust Certificateholders. It shall not be necessary for the consent of the Grantor Trust Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Grantor Trust Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

                  Section 8.02 RECORDATION OF AGREEMENT; COUNTERPARTS.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at its expense on direction by the Grantor Trustee (pursuant to the request of the Holder of the Class A Grantor Trust Certificate), but only upon direction accompanied by an Opinion of Counsel (at no expense to the Grantor Trustee) to the effect that such recordation materially and beneficially affects the interests of the Grantor Trust Certificateholders.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 8.03 LIMITATION ON RIGHTS OF GRANTOR TRUST
                               CERTIFICATEHOLDER.

                  (a) The death or incapacity of the Grantor Trust Certificateholder shall not operate to terminate this Agreement or the Grantor Trust, nor entitle such Grantor Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Grantor Trust, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

                  (b) No Grantor Trust Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Grantor Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Grantor Trust Certificate, be construed so as to constitute the Grantor Trust Certificateholder from time to time as partners or members of an association; nor shall the Grantor Trust Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Grantor Trust Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Grantor Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holder of the Grantor Trust Certificate, shall have made written request to the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby shall have given its written consent, and the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the protection and enforcement of the provisions of this Section 8.03, each and every Grantor Trust Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 8.04 GOVERNING LAW.

                  This Agreement and the Grantor Trust Certificate shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.05 NOTICES.

                  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Grantor Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, or such other address as may hereafter be furnished to the Securities Administrator and the Grantor Trustee in writing by the Depositor, (b) in the case of the Securities Administrator, at its Corporate Trust Office, or such other address as may be hereafter furnished to the Depositor and the Grantor Trustee by the Securities Administrator in writing, (c) in the case of the Grantor Trustee, One Federal Street, 3rd Floor, Boston, Massachusetts 02110, or such other address as may hereafter be furnished to the Depositor and the Securities Administrator in writing by the Grantor Trustee, (d) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, or such other address as may hereafter be furnished to the Depositor, the Grantor Trustee and the Securities Administrator in writing by Standard & Poor's and (e) in the case of Moody's, 99 Church Street, 4th Floor, New York, New York 10007, or such other address as may be hereafter furnished to the Depositor, Grantor Trustee and Securities Administrator by Moody's. Any notice required or permitted to be mailed to the Grantor Trust Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Grantor Trust Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Grantor Trust Certificateholder receives such notice.

                  Section 8.06 SEVERABILITY OF PROVISIONS.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Grantor Trust Certificates or the rights of the Holders thereof.

                  IN WITNESS WHEREOF, the Depositor, the Securities Administrator and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                               STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor



                               By: /s/ Mary Haggerty
                                   ---------------------------------------------
                                   Name:  Mary Haggerty
                                   Title: Authorized Signatory



                               WELLS FARGO BANK, N.A.,
                               as Securities Administrator



                               By: /s/ Stacey Taylor
                                   ---------------------------------------------
                                    Name:  Stacey Taylor
                                    Title: Assistant Vice President



                               U.S. BANK NATIONAL ASSOCIATION,
                               as Grantor Trustee



                               By: /s/ Vaneta Bernard
                                   ---------------------------------------------
                                    Name:  Vaneta Bernard
                                    Title: Vice President

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared __________________, known to me to be a _________________ of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                               _____________________________________
                                         Notary Public


[Notarial Seal]

STATE OF MARYLAND          )
                           ) ss.:
COUNTY OF HOWARD           )

                  On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                               _____________________________________
                                         Notary Public


[Notarial Seal]

STATE OF MASSACHUSETTS     )
                           ) ss.:
COUNTY OF SUFFOLK          )


                  On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _________________ of U.S. Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                               _____________________________________
                                         Notary Public


[Notarial Seal]

                                    EXHIBIT A

                        FORM OF GRANTOR TRUST CERTIFICATE


                                  CLASS [A][B]
                            GRANTOR TRUST CERTIFICATE
                                  SERIES 2005-2

                  THIS GRANTOR TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 5.02 OF THE GRANTOR TRUST AGREEMENT.

                  THIS GRANTOR TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT (AS DEFINED HEREIN).

                  NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS (i) THE GRANTOR TRUSTEE SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE GRANTOR TRUSTEE, THE GRANTOR TRUST CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS GRANTOR TRUST CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE GRANTOR TRUSTEE, THE DEPOSITOR OR THE GRANTOR TRUST CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE GRANTOR TRUSTEE, THE DEPOSITOR OR THE GRANTOR TRUST CERTIFICATE REGISTRAR OR (ii) THE PROSPECTIVE TRANSFEREE SHALL HAVE PROVIDED TO THE GRANTOR TRUSTEE, THE DEPOSITOR AND THE GRANTOR TRUST CERTIFICATE REGISTRAR A CERTIFICATION, WHICH SUCH PARTIES MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION, OR SUCH OTHER CERTIFICATIONS AS THE GRANTOR TRUSTEE MAY DEEM DESIRABLE OR NECESSARY IN ORDER TO ESTABLISH THAT SUCH TRANSFEREE OR THE PERSON IN WHOSE NAME SUCH REGISTRATION IS REQUESTED IS NOT AN EMPLOYEE BENEFIT

PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A GRANTOR TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION; PROVIDED, HOWEVER, THAT SUCH OPINION OF COUNSEL OR CERTIFICATION WILL NOT BE REQUIRED IN CONNECTION WITH THE INITIAL TRANSFERS OF THIS GRANTOR TRUST CERTIFICATE BY THE DEPOSITOR OR ANY AFFILIATE THEREOF TO AN AFFILIATE OF THE DEPOSITOR OR TO THE ISSUER OR THE INDENTURE TRUSTEE AS PLEDGEE OF THE ISSUER (IN WHICH CASE, SUCH TRANSFEREE SHALL HAVE DEEMED TO HAVE REPRESENTED THAT SUCH TRANSFEREE IS NOT A PLAN OR A PERSON INVESTING "PLAN ASSETS" OF ANY PLAN) AND THE GRANTOR TRUSTEE AND THE GRANTOR TRUST CERTIFICATE REGISTRAR SHALL BE ENTITLED TO CONCLUSIVELY RELY UPON A REPRESENTATION (WHICH, UPON THE REQUEST OF THE GRANTOR TRUSTEE OR THE GRANTOR TRUST CERTIFICATE REGISTRAR, SHALL BE A WRITTEN REPRESENTATION) FROM THE DEPOSITOR OF THE STATUS OF SUCH TRANSFEREE AS AN AFFILIATE OF THE DEPOSITOR.

                  THIS GRANTOR TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE GRANTOR TRUSTEE, OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

Class [A][B]

Certificate No. 1

Cut-off Date:                             Certificate Percentage Interest of
February 1, 2005                          this Grantor Trust Certificate: [__]%

First Payment Date:
[______ __], 2005


                                  CLASS [A][B]
                            GRANTOR TRUST CERTIFICATE
                                  SERIES 2005-2

         evidencing an undivided interest in the Grantor Trust, the property of which consists primarily of the Mortgage Loans, formed and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

         This Grantor Trust Certificate is payable solely from the assets of the Grantor Trust, and does not represent an obligation of or interest in the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Grantor Trustee or any of their affiliates. Neither this Grantor Trust Certificate nor any of the Mortgage Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Securities Administrator, the Grantor Trustee or any of their affiliates. None of the Depositor, the Seller, the Securities Administrator, the Grantor Trustee or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Grantor Trust Certificate.

         This certifies that [ ] [For Class A Only: , as Indenture Trustee under the Indenture, dated February 28, 2005, relating to Bear Stearns ARM Trust 2005-2,] is the registered owner of the Certificate Percentage Interest evidenced by this Grantor Trust Certificate (as set forth on the face hereof) in certain distributions with respect to the Grantor Trust, consisting primarily of the Mortgage Loans, formed and sold by Structured Asset Mortgage Investments II Inc. The Grantor Trust was created pursuant to a Grantor Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as securities administrator and U.S. Bank National Association, as grantor trustee (the "Grantor Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Grantor Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Grantor Trust Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on [For Class A Only: the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following, commencing on the first Payment Date specified above] [For Class B Only: the third Business Day of each month, commencing on April 5, 2005] (each, a "Payment Date"), to the Person in whose name this Grantor Trust Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such Payment Date (each, a "Record Date"), in an amount equal to [For Class A only: the sum of the Interest Funds and the Principal Funds] [For Class B only: the Class B Grantor Trust Certificate Payment Amount]. Distributions on this Grantor Trust Certificate will be made as provided in the Agreement by the Securities Administrator by wire transfer or check mailed to the Grantor Trust Certificateholder of record in the Grantor Trust Certificate Register without the presentation or surrender of this Grantor Trust Certificate or the making of any notation hereon.

         [The Class B Grantor Trust Certificate evidences the right to the Class B Grantor Trust Certificate Payment Amount as defined in the Agreements. The Holder of such Grantor Trust Certificates will be required to remit the amount of any losses resulting from such investments to the Securities Administrator as set forth in the Agreements.]

         Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Grantor Trust Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Grantor Trust Certificate at the Corporate Trust Office of the Grantor Trust Certificate Registrar.

         No transfer, sale, pledge or other disposition of this Grantor Trust Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in
Section 5.02 of the Agreement, in the event that a transfer of this Grantor Trust Certificate is to be made either (i)(A) the Grantor Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar; provided that such Opinion of Counsel will not be required in connection with the initial transfers of this Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer and (B) the Grantor Trustee shall require the transferee to execute a representation letter, and the Grantor Trustee shall require the transferor to execute a representation letter, each acceptable to and in form and substance satisfactory to the Depositor and the Grantor Trustee certifying to the Depositor and the Grantor Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar; provided, however, that such representation letters will not be required in connection with any transfers of any such Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer, and the Grantor Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Grantor Trustee, shall be written representation) from the Depositor of the status, of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of this Grantor Trust Certificate shall be required to provide the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar with an investment letter, which investment letter shall not be an expense of the Grantor Trustee, the Depositor, or the Grantor Trust Certificate Registrar, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of this Grantor Trust Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and the Agreement.

         In connection with any such transfer, either (i) the Grantor Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Grantor Trustee and the Depositor to the effect that the purchase or holding of this Grantor Trust Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Grantor Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Grantor Trustee, the Depositor or the Grantor Trust Certificate Registrar or (ii) the prospective transferee shall be required to provide the Grantor Trustee, the Depositor and the Grantor Trust Certificate Registrar with a certification, which the Grantor Trustee and the Grantor Trust Certificate Registrar may rely upon without further inquiry or investigation, or such other certifications as the Grantor Trustee or the Grantor Trust Certificate Registrar may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a Grantor Trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; PROVIDED, HOWEVER, that such Opinion of Counsel or certification will not be required in connection with the initial transfers of this Grantor Trust Certificate by the Depositor or any Affiliate thereof to an Affiliate of the Depositor or to the Issuer or the Indenture Trustee as pledgee of the Issuer (in which case, such transferee shall have deemed to have represented that such transferee is not a Plan or a Person investing "plan assets" of any Plan) and the Grantor Trustee and the Grantor Trust Certificate Registrar shall be entitled to conclusively rely upon a written representation from the Depositor of the status of such transferee as an Affiliate of the Depositor.

         The Agreement permits the amendment thereof as specified in the Agreement.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Grantor Trust Certificate is registerable in the Grantor Trust Certificate Register upon surrender of this Grantor Trust Certificate for registration of transfer at the Corporate Trust

Office of the Grantor Trust Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Grantor Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one new Grantor Trust Certificate of authorized denomination evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Grantor Trust Certificate Registrar appointed under the Agreement is the Securities Administrator.

         No service charge will be made for any such registration of transfer or exchange, but the Grantor Trustee or the Grantor Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Grantor Trustee, the Grantor Trust Certificate Registrar and any agent of the Grantor Trustee or the Grantor Trust Certificate Registrar may treat the Person in whose name this Grantor Trust Certificate is registered as the owner hereof for all purposes, and none of the Grantor Trustee, the Grantor Trust Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Grantor Trust Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Grantor Trust Certificate and the Grantor Trust created thereby shall terminate upon the last action required to be taken by the Grantor Trustee on the Final Scheduled Payment Date pursuant to the Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Grantor Trust or (ii) the purchase of all of the Mortgage Loans as specified in the Agreement.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Grantor Trustee, by manual signature, this Grantor Trust Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Grantor Trust Certificate to be duly executed.

                                          by  U.S. BANK NATIONAL ASSOCIATION,
                                              not in its individual capacity but
                                              solely as Grantor Trustee



Dated: February 28, 2005                  ____________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Class [A][B] Grantor Trust Certificates referred to in the within mentioned Agreement.

WELLS FARGO BANK, N.A.,
not in its individual capacity
but solely as Grantor Trust Certificate Registrar


By:____________________________________________
                Authorized Signatory



or_____________________________________________,
   as Authenticating Agent of the Grantor Trust


By: ___________________________________________
                Authorized Signatory

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


________________________________________________________________________________
the within Grantor Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________________________________
to transfer said Grantor Trust Certificate on the books of the Grantor Trust Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       _________________________________________
                                               Signature Guaranteed:


                                                  ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Grantor Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Securities Administrator:

         Distribution shall be made by wire transfer in immediately available funds to ___________________________________________________ for the account of
________________________________________, account number ______________, or, if mailed by check, to ___________________________________________________________.

         Applicable statements should be mailed to_____________________________.


                                              _______________________________
                                              Signature of assignee or agent
                                              (for authorization of wire
                                              transfer only)

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                            (Available Upon Request)

                                    EXHIBIT C

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
            --------------------------------------------------------

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment and Assumption Agreement"), dated as of February 28, 2005, by EMC Mortgage Corporation, a Delaware corporation (the "Assignor"), U.S. Bank National Association, not in its individual capacity but solely as Grantor Trustee for the holders of Bear Stearns ARM Trust, Grantor Trust Certificates, Series 2005-2 (the "Assignee"), and Wells Fargo Bank, N.A. (the "Company").

         Whereas the Assignor purchased certain mortgage loans listed on EXHIBIT A attached hereto (the "Mortgage Loans") from the Company pursuant to that certain Master Mortgage Loan Purchase Agreement dated as of October 1, 2004 (the "Mortgage Loan Purchase Agreement"), by and between the Company and the Assignor, and that certain Assignment and Conveyance Agreement dated as of February 23, 2005 between the Company and the Assignor; and

         Whereas the Assignor and the Company entered into that certain Master Seller's Warranties and Servicing Agreement dated as of October 1, 2004 (the "Warranties and Servicing Agreement"), pursuant to which the Company agreed to service the Mortgage Loans.

         In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans now serviced by the Company for the Assignor and its successors and assigns pursuant to the Warranties and Servicing Agreement shall be subject to the terms of this Assignment and Assumption Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Warranties and Servicing Agreement.

ASSIGNMENT AND ASSUMPTION

         1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest in, to and under (a) the Mortgage Loans and (b) the Warranties and Servicing Agreement with respect to the Mortgage Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Warranties and Servicing Agreement with respect to any mortgage loan other than the Mortgage Loans listed on EXHIBIT A. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section 3.02 of the Warranties and Servicing Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Warranties and Servicing Agreement or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

REPRESENTATIONS WARRANTIES AND COVENANTS

         2. The Assignor warrants and represents to, and covenants with, the Assignee that as of the date hereof:

                  (a) Attached hereto as EXHIBIT B is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                  (b) The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Warranties and Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee's interests, rights and obligations under the Warranties and Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

                  (c) There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Warranties and Servicing Agreement;

                  (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

                  (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

                  (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and Assumption Agreement and the

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                           consummation by it of the transactions contemplated
                           hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

                  (h) The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Warranties and Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents.

         3. The Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

                  (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Mortgage Loans on behalf of the holders of Bear Stearns ARM Trust, Grantor Trust Certificates, Series 2005-2;

                  (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the

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                           transactions contemplated by this Assignment and
                           Assumption Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby; and

                  (d) The Assignee assumes all of the rights of the Purchaser under the Warranties and Servicing Agreement with respect to the Mortgage Loans other than the right to enforce the obligations of the Company under the Warranties and Servicing Agreement.

         4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

                  (a) Attached hereto as Exhibit B is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                  (b) The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Warranties and Servicing Agreement;

                  (c) The Company has full power and authority to execute, deliver and perform its obligations under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment and Assumption Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Assignment and Assumption Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Assignment and Assumption Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity;

                  (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

                  (e) The Company shall establish a Custodial Account and an Escrow Account under the Warranties and Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Warranties and Servicing Agreement in favor of Assignor; and

                  (f) Pursuant to Section 9.01 of the Warranties and Servicing Agreement, the Company hereby restates the representations and warranties set forth in Sections
                           3.01 of the Warranties and Servicing Agreement with respect to the Company as of the date hereof.

         5. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this Assignment and Assumption Agreement or the breach of any covenant or condition contained herein.

         6. The Company hereby acknowledges that Wells Fargo Bank, N.A. and any successor thereto has been appointed as master servicer of the Mortgage Loans pursuant to the Servicing Agreement dated as of February 28, 2005 (the "Servicing Agreement"), among the Assignee, Structured Asset Mortgage Investments II Inc., as depositor (the "Depositor"), and Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer"), and therefore has the right to enforce all obligations of the Company under the Warranties and Servicing Agreement. Such right will include, without limitation, the right to receive all remittances required to be made by the Company under the Warranties and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Warranties and Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. The Company hereby acknowledges that the Master Servicer shall be obligated to notify the Grantor Trustee in accordance with the Servicing Agreement upon the discovery of an event of default by the Company of its obligations under the Warranties and Servicing Agreement and the Grantor Trustee shall have the right to terminate the Company as servicer under the Warranties and Servicing Agreement upon the occurrence of such an event of default.

         7. Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment and Assumption Agreement by the Assignee is solely in its capacity as trustee for Bear Stearns ARM Trust, Grantor Trust Certificates, Series 2005-2 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Bear Stearns ARM Trust, Grantor Trust Certificates, Series 2005-2.

RECOGNITION OF ASSIGNEE

         8. From and after the date hereof, Company shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans for Assignee as if Assignee and Company had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Warranties and Servicing Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company acknowledges and consents to the assignment by the Assignor to the Assignee of all of the Assignor's rights against the Company pursuant to the Warranties and Servicing Agreement, except as is otherwise expressly provided herein, and to the enforcement or exercise of any such right or remedy against the Company pursuant to the Warranties and Servicing Agreement as assigned by the Assignor. It is the intention of Assignor, Company and Assignee that this Assignment and Assumption Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Warranties and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of Assignee.

MODIFICATION OF THE WARRANTIES AND SERVICING AGREEMENT

         9. The Company and Assignor hereby amend the Warranties and Servicing Agreement as follows:

         (a) The following definitions shall be added to Article I of the Warranties and Servicing Agreement:

         ASSIGNEE: U.S. Bank National Association, not in its individual capacity but solely as Grantor Trustee for the holders of Bear Stearns ARM Trust, Grantor Trust Certificates, Series 2005-2.

         CERTIFICATEHOLDER: The beneficial holder of Owner Trust Certificates issued pursuant to the Amended and Restated Trust Agreement, dated as of February 28, 2005, between Structured Asset Mortgage Investments II Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., not in its individual capacity, but solely in its capacity as securities administrator, certificate registrar and certificate paying agent.

         INDENTURE: The indenture, dated as of February 28, 2005, among Bear Stearns ARM Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as securities administrator and U.S. Bank National Association as indenture trustee.

         MASTER SERVICER: Wells Fargo Bank, N.A. or any successor thereto.

         NONRECOVERABLE ADVANCE: Any advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination.

         PLEDGED ASSETS: As defined in Appendix A to the Indenture.

         PLEDGED ASSET LOANS: As defined in Appendix A to the Indenture.

         SECURITIES ADMINISTRATOR: Wells Fargo Bank, N.A.

         (b) Section 3.02(gg) is deleted in its entirety and replaced with the following:

         "(gg) SERVICEMEMBERS CIVIL RELIEF ACT.

         The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;"

         (c) The following is added as clause (x) to Section 4.05 of the Warranties and Servicing Agreement:

         "(x) to make payments to the Certificateholder in the amounts and in the manner provided for in Section 4.02."

         (d) The first sentence of the second paragraph of Section 4.01 of the Warranties and Servicing Agreement shall be modified by inserting the words "or capitalize delinquent interest or the amounts of any Servicing Advances" after the words "(except for actual payments of principal)".

         (e) The second and third sentences of the first paragraph of Section
4.02 of the Warranties and Servicing Agreement shall be modified by deleting the words "commence foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within three (3) Business Days of receiving such notice. In the event the Purchaser" and replacing them with "provide written notice to the Master Servicer that the Company intends to proceed with foreclosure. In the event the Certificateholder, either directly or through the Master Servicer".

         (f) The following is added after the third paragraph of Section 4.02 of the Warranties and Servicing Agreement:

         Subject to this Section 4.02, the Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to this
Section 4.02; provided that the Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. Any other payment received by the Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

                  Notwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Company that the Certificateholder is no longer entitled to the rights described in this Section 4.02:

         (a) The Company shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the Certificateholder, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

         (b) In the event that the Company determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days' or more delinquent and the Company has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Company shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; PROVIDED, that the Company shall not be permitted to proceed with any such action unless the Certificateholder, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Company taking such action.

         (c) If the Certificateholder timely and affirmatively objects to an action or contemplated action of the Company pursuant to either (a) or
         (b) above, then the Certificateholder shall instruct the Master Servicer to hire, at the Certificateholder's sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit C, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case (other than as set forth in (d) below) no later than 30 days from the date of such Certificateholder objection. If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Certificateholder shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date ("Accrued Interest") and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly delivery such amount to the Company for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Certificateholder and shall be paid by the Certificateholder at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the Certificateholder.

         (d) If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

                  (i) The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

                  (ii) If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan) (such fair value, the "Master Servicer Fair Value Price"), and the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

                  (iii) If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                           (A) if such Master Servicer Fair Value Price is equal
                  to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "Unpaid Principal Balance"), then the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and
                  (2) such Master Servicer Fair Value Price; and

                           (B) if such Master Servicer Fair Value Price is less
                  than the related Unpaid Principal Balance, then the Certificateholder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Company the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1)

                  Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the "Preliminary Purchase Price"); provided, that the provisions of clause (d)(iv) shall thereafter apply.

                  (iv) Following the payment by the Certificateholder of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the Certificateholder's sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

                           (A) if the sum of (1) Accrued Interest on the related
                  Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and
                  (y) the Master Servicers Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the "Revised Fair Value Price") is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the Certificateholder and the Company of such calculation, and the Certificateholder shall, no later than 5 days after such notice, remit to the Company, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

                           (B) if such Preliminary Purchase Price is greater
                  than such Revised Fair Value Price, then the Master Servicer shall promptly notify the Certificateholder and the Company of such calculation, and the Company shall, no later than 5 days after such notice, remit to the Certificateholder, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

         (e) Notwithstanding anything herein to the contrary, the Certificateholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 4.02 within the timeframe set forth in this
                  Section 4.02 following the Certificateholder's objection to an action of the Company, and the Company shall provide the Master Servicer written notice of such failure.

         (f) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Certificateholder may agree to from time to time.

         (g) For the avoidance of doubt, the Certificateholder's rights set forth in this Section 4.02 are intended to provide the Certificateholder, for so long as it owns 100% of the Privately Offered Notes and the Trust Certificates (each as defined in Appendix A of the Indenture) and has not forfeited its right under this Section 4.02 as set forth in clause (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

         (h) To the extent that the Certificateholder purchases any Mortgage Loan pursuant to this Section 4.02, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan."

         (g) The following is added as the second paragraph of Section 6.07 of the Warranties and Servicing Agreement:

         "Notwithstanding anything in this Agreement to the contrary, the Company (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder)."

         (h) The definition of "Reconstitution Date" shall be deleted in its entirety and replaced with the following:

         "The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of a Pass-Through Transfer, Agency Sale or Whole Loan Transfer pursuant to Section
9.01 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate. On such date, the Mortgage Loans transferred may cease to be covered by this Agreement and the Company's servicing responsibilities may cease under this Agreement with respect to the related transferred Mortgage Loans, unless otherwise agreed to between the parties."

         (i) The following is added as Section 10.01(ix) of the Warranties and Servicing Agreement:

                  (ix) failure by the Company to duly perform, within the required time period, its obligations under Sections 6.04, 6.05, or 9.01(e) which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans."

         (j) Section 5.02 of the Warranties and Servicing Agreement shall be modified by deleting the introductory phrase "Not later than the Remittance Date" and replacing it with the phrase "On or before the tenth (10th) business day of each month".

         (k) Sections 6.04 and 6.05 of the Warranties and Servicing Agreement shall be modified by replacing the word "Purchaser" in each instance with the phrase "Master Servicer".

         (l) The first sentence of Section 12.03 of the Warranties and Servicing Agreement is deleted in its entirety and replaced with the following:

                  Section 12.03      GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of New York General Obligations Law, without giving effect to principles of conflicts of laws and except to the extent preempted by Federal law and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         (m) The following shall be added as Section 12.12 of the Warranties and Servicing Agreement:

                  Section 12.12      THIRD PARTY BENEFICIARY.

                  For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

         (n) The following is added as Subsection 4.05(xi) of the Warranties and Servicing Agreement:

         "(xi) to reimburse itself for any Nonrecoverable Advances;"

         (o) Section 6.04 of the Warranties and Servicing Agreement shall be modified by adding the phrase "in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K" after the phrase "an Officer's Certificate".

         (p) Section 6.05 of the Warranties and Servicing Agreement shall be modified by adding the phrase "in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K" after the phrase "to furnish a statement to each Purchaser".

         (q) The definition of "Qualified Depository" in the Warranties and Servicing Agreement shall be modified by deleting the word "A-1" and replacing it with the word "A-1+".

         10. Distributions shall be made by wire transfer of immediately available funds to:

                  Bear Stearns BART 2005-2 Master Servicer Collection Account Wells Fargo Bank, N.A.
                  ABA# 121000248
                  Account Name: SAS Clearing
                  Account # 3970771416
                  For Further Credit to: BART 2005-2, A/C# 17145200 and the Company shall deliver all reports required to be delivered under the Warranties and Servicing Agreement to the Assignee at the address set forth in
Section 11 herein and to the Master Servicer at:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: BART 2005-2
                  Telecopier No.: (410) 715-2380

         11. Notices:

         The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                  EMC Mortgage Corporation
                  Mac Arthur Ridge Illinois
                  909 Hidden Ridge Drive, Suite 200
                  Irving, Texas 75038
                  Attention: Ralene Ruyle, President


                  With a copy to:

                  Bear Stearns Mortgage Capital Corporation
                  383 Madison Avenue
                  New York, New York 10179
                  Attention: Jeffrey Maggard



         The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                  U.S. Bank National Association
                  as grantor trustee
                  One Federal Street, 3rd Floor
                  Boston, MA 02110


         The Company's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  MAC X2401-042
                  Des Moines, Iowa 50328-0001
                  Attention: John B. Brown

                  With a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention: General Counsel - MAC X2401-06T


MISCELLANEOUS:

         12. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment and Assumption Agreement.

         13. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but otherwise without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         14. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         15. This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         16. This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Warranties and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Warranties and Servicing Agreement.

         17. This Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         18. In the event that any provision of this Assignment and Assumption Agreement conflicts with any provision of the Warranties and Servicing Agreement with respect to the Mortgage Loans, the terms of this Assignment and Assumption Agreement shall control.

         19. Any new loan number assigned to a Mortgage Loan by the Assignee shall be provided to the Company at the following address: Wells Fargo Bank, N.A., 1 Home Campus, MAC X2401-042, Des Moines, Iowa 50328-0001 Attention: John
B. Brown. In addition, if Assignee has changed its document custodian from the previous custodian, such new custodian's name, address and contact information shall be provided to the Company at the aforementioned address.

         20. The Company hereby acknowledges and agrees to the terms set forth in the Custodial Agreement dated as of February 28, 2005, among the Grantor Trustee, Wells Fargo Bank, N.A. as custodian, the Depositor, and Wells Fargo Bank, N.A. as master servicer and as securities administrator.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


                                             BEAR STEARNS ARM TRUST 2005-2,
                                             as Assignee


                                             By: U.S. Bank National Association,
                                             not in its individual capacity but
                                             solely as Grantor Trustee


                                             By: _______________________________
                                             Name:
                                             Title:



                                             EMC MORTGAGE CORPORATION,
                                             as Assignor


                                             By: _______________________________
                                             Name:
                                             Title



                                             WELLS FARGO BANK, N.A.,
                                             as Company


                                             By: _______________________________
                                             Name:
                                             Title:



Acknowledged and Agreed

WELLS FARGO BANK, N.A.,
as Master Servicer

By: _________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Grantor Trustee for the holders of
Bear Stearns ARM Trust 2005-2,
Grantor Trust Certificates, Series 2005-2

By: _______________________________

Name:

Title:

                                    Exhibit A
                                    ---------

                                 Mortgage Loans

                             [PROVIDED UPON REQUEST]

                                    Exhibit B
                                    ---------

Master Seller's Warranties and Servicing Agreement, dated as of October 1, 2004 by and between Wells Fargo and EMC.

                             [PROVIDED UPON REQUEST]

                                    Exhibit C
                                    ---------

                             List of Appraisal Firms

                             [PROVIDED UPON REQUEST]

                                    EXHIBIT D

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT


                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

                  MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 28, 2005, as amended and supplemented by any and all amendments hereto (collectively, the "AGREEMENT"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "MORTGAGE LOAN SELLER"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "PURCHASER").

                  Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties and individual condominium units (collectively, the "MORTGAGE Loans") as described herein. The Purchaser has established Bear Stearns ARM Trust 2005-2, a Delaware statutory trust (the "Issuer") pursuant to a Short Form Trust Agreement, dated as of February 24, 2005, as amended and restated on February 28, 2005, among the Purchaser, Wilmington Trust Company and Wells Fargo Bank, National Association, as securities administrator, certificate registrar and certificate paying agent (together, the "Trust Agreement"). The Purchaser intends to sell the Mortgage Loans to the Grantor Trustee pursuant to a Grantor Trust Agreement, dated as of February 28, 2005 among the Purchaser, Wells Fargo Bank, National Association, as securities administrator (in that capacity, the "Securities Administrator") and U.S. Bank National Association, as grantor trustee (in that capacity, the "Grantor Trustee") in exchange for the Grantor Trust Certificates. The Purchaser intends to sell one of the Grantor Trust Certificates to the Issuer pursuant to the Amended and Restated Trust Agreement, dated as of February 28, 2005 (the "Trust Agreement"), among the Depositor, Wilmington Trust Company as owner trustee of Bear Stearns ARM Trust 2005-2 (the "Issuer") and Wells Fargo Bank, National Association as securities administrator, certificate registrar and certificate paying agent. The Issuer, pursuant to an Indenture, dated as of February 28, 2005 (the "INDENTURE") among the Issuer, the Securities Administrator and U.S. Bank National Association, as indenture trustee (in that capacity, the "Indenture Trustee"), intends to pledge the Grantor Trust Certificate to the Indenture Trustee and, issue and transfer to the Purchaser the Notes. The Master Servicer will master service the Mortgage Loans on behalf of the Issuer pursuant to the Servicing Agreement. The servicing of the Mortgage Loans will be provided by the Servicer as specified in Appendix A to the Indenture pursuant to its Servicing Agreement as specified in Appendix A to the Indenture, which (other than with respect to certain rights of the Mortgage Loan Seller against the Servicer) will be assigned to the Issuer on the Closing Date pursuant to the Assignment Agreement. The representations and warranties made by the Underlying Seller and the remedies for breach thereof will be assigned to the Issuer on the Closing Date pursuant to, and to the extent provided in the Assignment Agreement.

                  The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-120916) relating to its Mortgage-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Purchaser (the "Public Offering"), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated February 28, 2005, to the Prospectus, dated December 20, 2004, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement dated as of February 28, 2005 to an underwriting agreement dated February 28, 2005 between the Purchaser and Bear Stearns (together, the "Underwriting Agreement").

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Appendix A to the Indenture. The following other terms are defined as follows:

                  ACQUISITION PRICE: Cash in an amount equal to $______ (plus $______ in accrued interest).1

                  BEAR STEARNS: Bear, Stearns & Co. Inc.

                  CLOSING DATE: February 28, 2005.

                  CUT-OFF DATE: February 1, 2005.

                  CUT-OFF DATE BALANCE: $ 2,633,284,752.83.

                  DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

                  DUE DATE: With respect to each Mortgage Loan, the date in each month on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

                  MASTER SERVICER: Wells Fargo Bank, National Association.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

-----------------------------
        1/ Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

                  MOODY'S: Moody's Investors Service, Inc., or its successors in interest.

                  MORTGAGE: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

                  MORTGAGE FILE: The items referred to in EXHIBIT 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

                  MORTGAGE INTEREST RATE: The annual rate of interest borne by a Mortgage Note as stated therein.

                  MORTGAGOR: The obligor(s) on a Mortgage Note.

                  NET RATE: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate expressed as a per annum rate.

                  OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Grantor Trustee.

                  PERSON: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PURCHASE PRICE: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this Agreement, an amount equal to the sum of
(i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the Servicer of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

                  RATING AGENCIES: Standard & Poor's and Moody's, each a "Rating Agency."

                  SECURITIES ACT: The Securities Act of 1933, as amended.

                  SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

                  SERVICING AGREEMENT: Shall have the meaning assigned to such term in Appendix A to the Indenture.

                  STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

                  SUBSTITUTE MORTGAGE LOAN: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

                  VALUE: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

                  SECTION 2. PURCHASE AND SALE OF THE MORTGAGE LOANS AND RELATED RIGHTS. (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

                  (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

                  (c) Upon the satisfaction of the conditions set forth in
Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

                  (d) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreement (other than its right to enforce the representations and warranties set forth therein).

                  SECTION 3. MORTGAGE LOAN SCHEDULES. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "PRELIMINARY MORTGAGE LOAN SCHEDULE") setting forth the information listed on EXHIBIT 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "FINAL MORTGAGE LOAN Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "AMENDMENT"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

                  SECTION 4. MORTGAGE LOAN TRANSFER.

                  (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest due on or before the Cut-off Date but received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off

Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest due after the Cut-off Date but received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

                  (b) Pursuant to various conveyancing documents to be executed on the Closing Sate and pursuant to the Grantor Trust Agreement, the Purchaser will sell, assign and transfer on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Grantor Trustee and, pursuant to the Indenture, the Issuer will assign all of its right, title and interest to the Grantor Trust Certificate to the Indenture Trustee for the benefit of the Noteholders, to secure the Notes issued pursuant to the Indenture. In connection with such transfers and assignments of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Grantor Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "MORTGAGE FILE DELIVERY DATE"), the items of each Mortgage File, PROVIDED, HOWEVER, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below:
(w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Grantor Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instruments required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (x) in lieu of the Security Instrument, assignments to the Grantor Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Grantor Trustee on the Closing Date and attached hereto as
Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and (z) the Mortgage Loan Seller shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and the Mortgage Loan Seller, between the Mortgage Loan Seller and the Depositor, between the Depositor and the Issuer and between the Issuer and the Grantor Trustee; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Grantor Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Grantor Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

                  (c) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser, by the Purchaser to the Issuer and by the Issuer to the Grantor Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Grantor Trustee and (b) the code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Indenture unless and until such Mortgage Loan is repurchased in accordance with the terms of the Servicing Agreement.

                  (d) The Mortgage Loan Seller agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting over, transfer and conveyance to the Purchaser, without recourse (but subject to the Mortgage Loan Seller's covenants, representations and warranties specifically provided herein), of all of the Mortgage Loan Seller's obligations and all of the Mortgage Loan Seller's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Mortgage Loan Seller as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Mortgage Loan Seller as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Master Servicer Collection Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Purchaser, of any obligation of the Mortgage Loan Seller, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

                  (e) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to U.S. Bank National Association, as Grantor Trustee on behalf of the Noteholders, on the date hereof.

                  SECTION 5. EXAMINATION OF MORTGAGE FILES.

                  (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Grantor Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Notes information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

                  (b) Pursuant to the Custodial Agreement, on the Closing Date the Custodian, on behalf of the Grantor Trustee, for the benefit of the Noteholders, will acknowledge receipt of each Mortgage Loan, by delivery to the Mortgage Loan Seller, the Purchaser and the Issuer of an initial certification in the form attached as Exhibit One to the Custodial Agreement.

                  (c) Pursuant to the Custodial Agreement, within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five days after the receipt by the Grantor Trustee or Custodian thereof), the Grantor Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on EXHIBIT 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Grantor Trustee an interim certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Grantor Trustee or the Custodian, as its agent, finds any document listed on EXHIBIT 1 not to have been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule or to appear defective on its face (a "MATERIAL DEFECT"), the Grantor Trustee or the Custodian, in accordance with the Custodial Agreement, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Grantor Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Custodial Agreement, within 90 days of the date of notice, provide the Grantor Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; PROVIDED THAT, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; PROVIDED HOWEVER, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Grantor Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

                  (d) Pursuant to the Custodial Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five days after the receipt by the Grantor Trustee thereof) the Grantor Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on EXHIBIT 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Trustee a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Grantor Trustee or the Custodian, as its agent, finds a Material Defect, the Grantor Trustee or the Custodian, as its agent,shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Grantor Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Grantor Trust Agreement, within 90 days of the date of notice, provide the Grantor Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; PROVIDED THAT, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; PROVIDED HOWEVER, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the

Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Grantor Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

                  (e) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Grantor Trust Agreement. At the time of any purchase or substitution, the Grantor Trustee in accordance with the terms of the Grantor Trust Agreement will be required (i) assign to the Mortgage Loan Seller and cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Custodian relating to the Deleted Mortgage Loan and
(ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

                  SECTION 6. RECORDATION OF ASSIGNMENTS OF MORTGAGE.

                  (a) The Mortgage Loan Seller shall cause each assignment of the Security Instrument from the Mortgage Loan Seller to the Grantor Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agency or an Opinion of Counsel has been provided to the Grantor Trustee which states that the recordation of such assignments is not necessary to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; PROVIDED, HOWEVER, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Issuer or the Grantor Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 2.02 of the Servicing Agreement.

                  While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the IndentureTrustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Grantor Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

                  (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the

Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Indenture or the Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser, the Issuer or the Grantor Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Servicing Agreement and any subsequent assignment pursuant to the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

                  SECTION 7. REPRESENTATIONS AND WARRANTIES OF MORTGAGE LOAN SELLER CONCERNING THE MORTGAGE LOANS. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it, that:

                           (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

                           (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

                           (iii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

                           (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                           (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Grantor Trustee on behalf of the Noteholders;

                           (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Noteholders was utilized in selecting the Mortgage Loans;

                           (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and DE MINIMIS PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and
         (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                           (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiii) below;

                           (ix) as of the Cut-off Date, to the best of the Mortgage Loan Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                           (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                           (xi) to the best of the Mortgage Loan Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

                           (xii) to the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                           (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

                           (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

                           (xv) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

                           (xvi) each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G 2(a)(1); none of the Mortgage Loans are secured by an interest in a leasehold estate;

                           (xvii) each Mortgage Loan was originated or funded by
         (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

                           (xviii) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) classified and/or defined as a "high cost home loan" under any federal, state or local law, including, but not limited to, the States of Georgia or North Carolina;

                           (xix) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

                           (xx) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Standard & Poor's LEVELS(R) Glossary, Version 5.6b Revised, Appendix E, attached hereto as Exhibit 6) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the "Georgia Fair Lending Act."

                           (xxi) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

                           (xxii) each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of
         Section 6.02 of the Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                           (xxiii) the related Mortgage File contains each of the documents and instruments listed in Exhibit 2 of this Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Exhibit;

                           (xxiv) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

                           (xxv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

                           (xxvi) none of the Mortgage Loans violate the Illinois Interest Act;

                           (xxvii) Three of the Mortgage Loans are Pledged Asset Mortgage Loans;

                           (xxviii) Each Assigned Contract relating to each Pledged Asset Mortgage Loan is a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                           (xxix) The Mortgage Loan Seller is the holder of all of the right, title and interest as owner of each Pledged Asset Mortgage Loan in and to each of the Assigned Contracts delivered and sold to the Purchaser hereunder, and the assignment hereof by the Mortgage Loan Seller validly transfers such right, title and interest to the Purchaser free and clear of any pledge, lien, or security interest or other encumbrance of any Person; and

                           (xxx) The full amount of the Pledge Amount with respect to such Pledged Asset Mortgage Loan has been deposited with the custodian under the applicable Assigned Contract and is on deposit in the protected account held thereunder as of the date hereof.

                  It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

                  Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Issuer or the Grantor Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Issuer, the Noteholders or the Grantor Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects,
(ii) purchase the affected Mortgage Loan at the applicable Purchase Price or
(iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Issuer's, the Grantor Trustee's and the Noteholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

                  Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

                  SECTION 8. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOAN SELLER. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

                  (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                  (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Mortgage Loan Seller's Information (as defined in
Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  SECTION 9. REPRESENTATIONS AND WARRANTIES CONCERNING THE PURCHASER. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

                  (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (g) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  SECTION 10. CONDITIONS TO CLOSING.

                  (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                           (i) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                           (ii) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories (other than the Purchaser) as required pursuant to the respective terms thereof:

                                    (1) If required pursuant to Section 3
                  hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                                    (2) If required pursuant to Section 3
                  hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

                                    (3) The Trust Agreement, in form and
                  substance reasonably satisfactory to the Purchaser, and all documents required thereby duly executed by all signatories;

                                    (4) The Servicing Agreement, in form and
                  substance reasonably satisfactory to the Grantor Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

                                    (5) The Indenture, in form and substance
                  reasonably satisfactory to the Indenture Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

                                    (6) A certificate of an officer of the
                  Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

                                    (7) One or more opinions of counsel from the
                  Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                                    (8) A letter from each of the Rating
                  Agencies giving each Class of Notes set forth on Schedule A the rating set forth on Schedule A; and

                                    (9) Such other documents, certificates
                  (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Notes.

                           (iii) The Notes to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

                           (iv) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

                  (b) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                           (i) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                           (ii) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                                    (1) If required pursuant to Section 3
                  hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                                    (2) The Trust Agreement, in form and
                  substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                                    (3) The Servicing Agreement, in form and
                  substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                                    (4) The Indenture, in form and substance
                  reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                                    (5) A certificate of an officer of the
                  Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                                    (6) One or more opinions of counsel from the
                  Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                                    (7) Such other documents, certificates
                  (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes;

                  SECTION 11. FEES AND EXPENSES. Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Notes and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Grantor Trustee which shall include without limitation the fees and expenses of the Grantor Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Trust Agreement, the Indenture, the Servicing Agreement, the Notes and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Grantor Trustee, (vi) the expenses for printing or otherwise reproducing the Notes, the Prospectus and the Prospectus Supplement,
(vii) the fees and expenses of each Rating Agency (both initial and ongoing),
(viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Grantor Trustee) from the Mortgage Loan Seller to the Grantor Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Notes. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

                  SECTION 12. ACCOUNTANTS' LETTERS.

                  (a) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans" and "The Mortgage Pool" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield On The Notes" in the Prospectus Supplement.

                  (b) To the extent statistical information with respect to the Master Servicer's or a Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer and the Servicers," a letter from the certified public accountant for the Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

                  SECTION 13. INDEMNIFICATION.

                  (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the MORTGAGE LOAN SELLER'S INFORMATION as identified in EXHIBIT 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

         The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

                  (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon
(i) any untrue statement of a material fact contained in the PURCHASER'S INFORMATION as identified in EXHIBIT 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in
Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (PROVIDED, HOWEVER, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                  (d) If the indemnification provided for in paragraphs (a) and
(b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Notes and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

                  (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

                  SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)),
Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

                  SECTION 15. TRANSFER OF MORTGAGE LOANS. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuer, with the understanding that the Issuer will then assign such rights to the Grantor Trustee pursuant to the Grantor Trust Agreement, without the consent of the Mortgage Loan Seller, and, upon such assignment, the Grantor Trustee, as the ultimate assignee, shall succeed to the applicable rights and obligations of the Purchaser hereunder; PROVIDED, HOWEVER, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Issuer or the Grantor Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

                  SECTION 16. TERMINATION. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

                  SECTION 17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser, delivery by the Purchaser to the Issuer and the pledge by the Issuer to the Indenture Trustee on behalf of the Noteholders. Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

                  SECTION 18. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                  SECTION 19. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

                  SECTION 20. AMENDMENT. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

                  SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  SECTION 22. FURTHER ASSURANCES. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

                  SECTION 23. SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to Issuer and that the Issuer may further assign such rights to the Grantor Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

                  SECTION 24. THE MORTGAGE LOAN SELLER AND THE PURCHASER. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

                  SECTION 25. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                  SECTION 26. NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            EMC MORTGAGE CORPORATION


                                            By: ___________________________
                                                Name:
                                                Title:



                                            STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS II INC.


                                            By: ___________________________
                                                Name:
                                                Title:








MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT 1
                                    ---------

                            CONTENTS OF MORTGAGE FILE
                            -------------------------

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

                  Section 8.07 with respect to each Mortgage Loan:

                  (a) The original Mortgage Note, endorsed without recourse to the order of the Grantor Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Grantor Trustee, or a lost note affidavit together with a copy of the related Mortgage Note;

                  (b) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Grantor Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 6.02 of the Servicing Agreement, shall be in recordable form);

                  (c) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to "U.S. Bank National Association, as Grantor Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Grantor Trustee thereon (or if (A) the original Security Instrument, assignments to the Grantor Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Grantor Trust Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" or (B) the related Mortgaged Property is located in a state other than Maryland and an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Grantor Trust Agreement, shall be in recordable form);

                  (d) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;




                                      D-1-1

                  (e) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  (f) the original or copy of the policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  (g) originals of all modification agreements, if applicable and available.









                                      D-1-2

                                    EXHIBIT 2
                                    ---------

                       MORTGAGE LOAN SCHEDULE INFORMATION
                       ----------------------------------

         The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)      the loan number;

(b)      [Reserved];

(c)      the city, state and zip code of the Mortgaged Property;

(d)      the property type;

(e)      the Mortgage Interest Rate;

(f)      the Servicing Fee Rate;

(g)      the Net Rate;

(h)      the original term to maturity;

(i)      the maturity date;

(j)      the stated remaining term to maturity;

(k)      the original principal balance;

(1)      the first payment date;

(m)      the principal and interest payment in effect as of the Cut-off Date;

(n)      the unpaid principal balance as of the Cut-off Date;

(o)      the Loan-to-Value Ratio at origination;

(p)      paid-through date;

(q)      the insurer of any Primary Mortgage Insurance Policy;

(r)      the Gross Margin, if applicable;

(s)      the Maximum Lifetime Mortgage Rate, if applicable;

(t)      the Minimum Lifetime Mortgage Rate, if applicable;

(u)      the Periodic Rate Cap, if applicable;



                                      D-2-1

(v)    the number of days delinquent, if any;

(w) which Mortgage Loans adjust after an initial fixed-rate period of three, five, seven or ten years; and

(x)    the Loan Group.

Such schedule also shall set forth for all the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.














                                      D-2-2

                                    EXHIBIT 3

                       MORTGAGE LOAN SELLER'S INFORMATION
                       ----------------------------------

         All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loans," "THE MORTGAGE POOL" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."













                                      D-3-1

                                    EXHIBIT 4
                                    ---------

                             PURCHASER'S INFORMATION

         All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.
















                                      D-4-1

                                    EXHIBIT 5
                                    ---------

                             SCHEDULE OF LOST NOTES

                             Available Upon Request













                                      D-5-1

                                    EXHIBIT 6

                                                       REVISED February 07, 2005
      APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization



Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                         LAW/EFFECTIVE DATE                            ANTI-PREDATORY LENDING LAW
------------------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code             High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 ET SEQ.

                                   Effective July 16, 2003
------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.            Covered Loan
                                   757.01 ET SEQ.

                                   Effective June 2, 2003
------------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann. ss.ss.      Covered Loan
                                   5-3.5-101 ET SEQ.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
------------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices          High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 ET SEQ.

                                   Effective October 1, 2001
------------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.               Covered Loan
                                   26-1151.01 ET SEQ.

                                   Effective for loans closed on or after January
                                   28, 2003
------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078        High Cost Home Loan
                                   ET SEQ.

                                   Effective October 2, 2002
------------------------------------------------------------------------------------------------------------------


                                     D-6-1


STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                         LAW/EFFECTIVE DATE                            ANTI-PREDATORY LENDING LAW
------------------------------------------------------------------------------------------------------------------
Georgia  (Oct. 1, 2002 -           Georgia Fair Lending Act, Ga. Code Ann. ss.ss.           High Cost Home Loan
Mar. 6, 2003)                      7-6A-1 ET SEQ.

                                   Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code Ann. ss.ss.           High Cost Home Loan
(Mar. 7, 2003 - current)           7-6A-1 ET SEQ.

                                   Effective for loans closed on or after March 7,
                                   2003
------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of              High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                                   226.32 and 226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.           High Risk Home Loan
                                   815, ss.ss. 137/5 ET SEQ.

                                   Effective January 1, 2004 (prior to this
                                   date, regulations under Residential Mortgage
                                   License Act effective from May 14, 2001)
------------------------------------------------------------------------------------------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.          High Cost Home Loan
                                   ss.ss. 24-9-1-1 ET SEQ.

                                   Effective for loans originated on or after
                                   January 1, 2005.
------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.             High Loan to Value Consumer
                                   16a-1-101 ET SEQ.                                        Loan (ID. ss. 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became                  High APR  Consumer  Loan (ID. ss.
                                   effective April 14, 1999; Section 16a-3-308a             16a-3-308a)
                                   became effective July 1, 1999
------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.          High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 ET SEQ.

                                   Effective June 24, 2003
------------------------------------------------------------------------------------------------------------------



                                     D-6-2


STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                         LAW/EFFECTIVE DATE                            ANTI-PREDATORY LENDING LAW
------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss.        High Rate High Fee Mortgage
                                   8-101 ET SEQ.

                                   Effective September 29, 1995 and as amended
                                   from time to time
------------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 ET          High Cost Home Loan
                                   SEQ. and 209 C.M.R. ss.ss. 40.01 ET SEQ.

                                   Effective March 22, 2001 and amended from time to time


                                   Massachusetts Predatory Home Loan Practices Act          High Cost Home Mortgage Loan
                                   Mass. Gen. Laws ch. 183C,  ss.ss. 1 ET SEQ.

                                   Effective November 7, 2004
------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.            Home Loan
                                   598D.010 ET SEQ.

                                   Effective October 1, 2003
------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,          High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective for loans closed on or after November
                                   27, 2003
------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.         High Cost Home Loan
                                   58-21A-1 ET SEQ.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                             High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home           High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E ET SEQ.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)



                                     D-6-3


STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                         LAW/EFFECTIVE DATE                            ANTI-PREDATORY LENDING LAW
------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of the            Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25
                                   ET SEQ.

                                   Effective May 24, 2002
------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in various                Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home               High Cost Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 ET SEQ.

                                   Effective for loans taken on or after January
                                   1, 2004
------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,               West Virginia Mortgage
                                   Broker and Servicer Act, W. Va. Code Ann. ss.ss.         Loan Act Loan
                                   31-17-1 ET SEQ.

                                   Effective June 5, 2002
------------------------------------------------------------------------------------------------------------------



STANDARD & POOR'S COVERED LOAN CATEGORIZATION
---------------------------------------------

---------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING                     CATEGORY UNDER APPLICABLE
                                          LAW/EFFECTIVE DATE                           ANTI-PREDATORY LENDING LAW
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.           Covered Loan
2003)                              7-6A-1 ET SEQ.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,          Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------------




                                     D-6-4

STANDARD & POOR'S HOME LOAN CATEGORIZATION
------------------------------------------

---------------------------------------------------------------------------------------------------------------------
       STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.           Home Loan
2003)                              7-6A-1 ET SEQ.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,          Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 ET SEQ.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. ss.ss.         Home Loan
                                   58-21A-1 ET SEQ.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home           Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E ET SEQ.

                                   Effective July 1, 2000; amended October 1,
                                   2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home               Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 ET SEQ.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
                 -----------------------------------------------

                                  Public Notes
                                  ------------

                            Class               S&P          Moody's
           -------------------------------  ------------  --------------
           Class A-1......................      AAA            Aaa
           Class A-2......................      AAA            Aaa

None of the above ratings has been lowered since the respective dates of such letters.


                                  Private Notes
                                  -------------

                          Class                 S&P          Moody's
           -------------------------------  ------------  --------------
           Class A-3......................      AAA            Aaa
           Class A-4......................      AAA            Aaa
           Class B-1......................      NR             Aa2
           Class B-2......................      NR              A2
           Class B-3......................      NR             Baa2
           Class B-4......................      NR             Ba2
           Class B-5......................      NR              B2
           Class B-6......................      NR              NR
           Class X-1......................      NR             Baa3


None of the above ratings has been lowered since the respective dates of such letters.











                                      D-A-1

                                   SCHEDULE B
                                   ----------

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                             [Provided upon request]










                                      D-B-1